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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

         The original 8-K has been amended by this 8-K/A to provide updated financial information.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 15, 1999

                                IMH ASSETS CORP.
(as depositor under a Series 1999-1 Indenture dated as of February 26, 1999, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 1999-1)



                                IMH ASSETS CORP.
                   -------------------------------------------
               (Exact name of Issuer as specified in its charter)

        CALIFORNIA                      333-60707                33-0705301
----------------------------           -----------          ----------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                       File Number)       Identification No.)


            20371 Irvine Avenue
            Santa Ana Heights, California                         92707
            -----------------------------                      ----------
            (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (714) 556-0122

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Item 5.  OTHER EVENTS.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  25.1. Statement of eligibility of LaSalle National Bank on Form T-1 under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMH ASSETS CORP.

                                       By: /s/ RICHARD J. JOHNSON
                                           --------------------------
                                       Name: Richard J. Johnson
                                       Title:   Chief Financial Officer


Dated: April 15, 1999


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                                  EXHIBIT INDEX


                                    Item 601 (a) of            Sequentially
         Exhibit                    Regulation S-K             Numbered
         Number                     Exhibit No.                Description
         ------                     -----------                -----------

         1                               25.1                 Form T-1